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                                                                  EXHIBIT 10.26





                           [UNION BANK LETTERHEAD]



                               August 23, 1993






Dubach Gas Company
c/o Endevco, Inc.
8080 North Central Expressway
Dallas, Texas 75206

Attention:  Mr. Jack W. Young
            Executive Vice President


      Re:   Thirteenth Amendment to Amended and Restated
            Term Loan and Revolving Credit Agreement


Gentlemen:

      We refer to the Amended and Restated Term Loan and Revolving Credit Agreement made as of July 26, 1991, as amended by the First Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 28, 1991, the Second Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated July 23, 1992, the Third Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated September 21, 1992, the Fourth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated October 22, 1992, the Fifth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of November 30, 1992, the Sixth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated January 29, 1993, the Seventh Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated February 22, 1993, the Eighth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated March 22, 1993, the Ninth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated April 26, 1993, the Tenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of May 24, 1993, the Eleventh Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated June 21, 1993 and the Twelfth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated July 19, 1993 (said Agreement, as so amended, herein called the "CREDIT AGREEMENT"), between Dubach Gas Company (the "COMPANY") and Union Bank (the "BANK"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.


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Dubach Gas Company
August 23, 1993
Page 2



      The Company and the Bank hereby agree that, effective as of September 1, 1993 (except as provided in paragraph 2 below) and subject to satisfaction of the conditions precedent set forth below, the Credit Agreement is amended as follows:

      1. The definitions of "Letter of Credit Commitment," "Working Capital Commitment" and "Working Capital Loan Commitment" in Section 1.1 of the Credit Agreement are amended by deleting the figure "$19,000,000" wherever it appears therein and substituting the figure "$16,000,000" in each case.

      2. Effective as of the date first written above, the definition of "Working Capital Termination Date" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

            "'WORKING CAPITAL TERMINATION DATE' means September 30, 1993 or any subsequent date to which the Bank may agree, in its sole discretion, to extend the Working Capital Commitment."

      3. Section 2.14 of the Credit Agreement is amended by deleting the figure "$19,000,000" therein and substituting the figure "$16,000,000."

      4. Exhibit B to the Credit Agreement is deleted and replaced by Exhibit B hereto.

      On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Operative Agreements to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

      This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.



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Dubach Gas Company
August 23, 1993
Page 3



      If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning three counterparts of this letter amendment to the Bank. This letter amendment shall become effective as of September 1, 1993 (except as provided in paragraph 2 above) when and if the Bank receives (1) a fee of $7,917 and (2) consents hereto, in form and substance satisfactory to the Bank, executed by Endevco, Inc. and M-K-P Operating Company, as subordinated creditors.

      The Bank's execution of this letter amendment does not constitute, and shall not be deemed to be, a release or waiver of any Default or Event of Default that now exists or that hereafter may exist, and the Bank reserves all of its rights and remedies with respect to any such Defaults and Events of Default.

                                       Very truly yours,

                                       UNION BANK



                                       By: ________________________
                                           Walter M. Roth
                                           Vice President



                                       By: ________________________
                                       Name: ______________________
                                       Title: _____________________





Agreed to on August 23, 1993:


DUBACH GAS COMPANY



By: ________________________
    Jack W. Young
    Executive Vice President